Certified Public Accountants

5251 SOUTH QUEBEC STREET, SUITE 200
GREENWOOD VILLAGE, COLORADO 80111
TELEPHONE: (303) 753-1959
FAX: (303) 753-0338
www.spicerjeffries.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to incorporation by reference in the updated Prospectus and the Statement of Additional Information of Wakefield Managed Futures Strategy Fund (Class A, C and I shares) of our report dated August 28, 2015 relating to the consolidated statement of assets and liabilities of Wakefield Managed Futures Strategy Fund, including the consolidated schedule of investments, as of June 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for the years ended June 30, 2015 and 2014 and consolidated financial highlights for the years ended June 30, 2015 and 2014 and the period September 10, 2012 (Inception) through June 30, 2013 and to the reference to our Firm as the Fund’s “independent registered public accounting firm” in the updated Prospectus and the Statement of Additional Information.

Greenwood Village, Colorado
September 30, 2015

Certified Public Accountants

5251 SOUTH QUEBEC STREET, SUITE 200
GREENWOOD VILLAGE, COLORADO 80111
TELEPHONE: (303) 753-1959
FAX: (303) 753-0338
www.spicerjeffries.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to incorporation by reference in the updated Prospectus and the Statement of Additional Information of Clinton Long Short Equity Fund (Class A, C and I shares and Class S shares) of our report dated August 28, 2015 relating to the statement of assets and liabilities of Clinton Long Short Equity Fund, including the schedule of investments, as of June 30, 2015, and the related statements of operations, changes in net assets and financial highlights for the period August 14, 2014 (Inception) through June 30, 2015 and to the reference to our Firm as the Fund’s “independent registered public accounting firm” in the updated Prospectus and the Statement of Additional Information.

Greenwood Village, Colorado
September 30, 2015